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                                                                   EXHIBIT 10.11


                      ASSIGNMENT OF INTELLECTUAL PROPERTY

     ASSIGNMENT OF INTELLECTUAL PROPERTY dated January 31, 1997, by and between Harry's Farmers Market, Inc., a Georgia corporation ("Assignor") having its
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principal office and place of business at 1180 Upper Hembree Road, Roswell,
Georgia, and HFMI Trust, a Delaware business trust established pursuant to the Delaware Business Trust Act, as amended ("Assignee"), having its principal
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office and place of business in care of Wilmington Trust Company, Rodney Square
North, 1100 North Market Street, Wilmington, Delaware 19890.

     WHEREAS, Assignor owns all right, title, and interest in and to (i) the federal, state and foreign patents, trademarks (registered and unregistered) trademark applications, service marks (registered and unregistered), service mark applications, trade names, trade name rights and publicity rights, copyrights and copyright registrations, trade secrets and know-how and other proprietary rights and information set forth on Schedule 1 annexed hereto, (ii) all related recordations, registrations or other issued documentation and applications relating thereto worldwide, including those listed on Schedule 1 annexed hereto (collectively, the "Intellectual Property") and (iii) the
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goodwill of the business symbolized by the trademarks, service marks, trade names and logos included in the Intellectual Property;

     WHEREAS, Assignee desires to acquire the entire right, title and interest in and to said Intellectual Property, (including all registrations or other issued documentation and applications therefor) and the goodwill of the business symbolized by the trademarks, service marks, trade names and logos included in the Intellectual Property;

     WHEREAS, pursuant to the terms of a Transfer Agreement dated as of the date hereof between and among Assignor, Assignee and Newco Acquisition Corporation, a Delaware corporation ("Newco"), Assignor has agreed to transfer, assign, set
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over and otherwise convey to Assignee, all right, title and interest of Assignor worldwide in the Intellectual Property and the goodwill of the business symbolized by the trademarks, service marks, trade names and logos included in the Intellectual Property;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby transfer, assign and otherwise convey to Assignee, all of Assignor's worldwide right, title and interest, in and to the following:

     1. the Intellectual Property and all rights with respect to renewals and similar rights; and
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     2.  the goodwill symbolized by and embodied in the trademarks, service marks, trade names and logos included in the Intellectual Property, and the goodwill associated with the business conducted under said trademarks, service marks, trade names and logos included in the Intellectual Property.

     Assignor hereby agrees to promptly execute all papers and to perform such other proper acts reasonably necessary to secure to Assignee, or to its successors as assigns, the rights hereby transferred, including but not limited to Assignor's execution of assignments in recordable form within a reasonable amount of time after the date hereof in each jurisdiction where trademark, service mark or copyright registrations or other documentation or applications may be issued or pending. Further, upon Assignee's request, Assignor agrees to cooperate fully with Assignee in obtaining assignments in recordable form from Assignor's predecessors-in-interest in all jurisdictions where such assignments may be necessary to complete the "chain of title" to Assignee or to its successors or assigns.

     This Assignment of Intellectual Property is governed by the laws of the State of Georgia applicable to contracts made and performed wholly within the State, without reference to its conflicts of laws provisions, and the trademark or copyright laws of the United States, as applicable.


     IN WITNESS WHEREOF, Assignor has caused this Assignment of Intellectual Property to be duly executed by its officers thereunto duly authorized as of this 31st day of January, 1997.
     ----

                             HARRY'S FARMERS MARKET, INC.


                             By: /s/ Harry A. Blazer
                                ------------------------------
                                Name: Harry A. Blazer
                                Title: President
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                             Acknowledged and Agreed to:

                             HFMI TRUST



                             By: WILMINGTON TRUST COMPANY,
                                 not in its individual capacity,
                                 but solely as Trustee


                             By: /s/ Christopher L. Kaiser
                                --------------------------------
                                Name:
                                Title:


Witnessed by:

/s/ Paula M. Sulichi
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/s/ Arlene P. Black
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STATE OF GA            )
         --------------
                         :  ss.:
COUNTY OF Fulton       )
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     On the 31st day of January, 1997, before me personally came Harry Blazer,
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to me personally known and known to me to be the person described in and who executed the foregoing instrument as Director of Harry's Farmers Market,
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who being by me duly sworn, did depose and say that he resides at
Atlanta, GA; that he is the Director of Harry's Farmer's Market, the
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corporation described in and which executed the foregoing instrument; that the said instrument was signed on behalf of said corporation by order of its Board of Directors; that she signed her name thereto by like order; and that she acknowledged said instrument to be the free act and deed of said corporation.


                                   /s/ Mary Anne Lamb
                             ------------------------------
                                      Notary Public

                              [NOTARY SEAL APPEARS HERE]
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STATE OF Delaware     )
         ------------
                       :  ss.:
COUNTY OF New Castle  )
          ----------

     On the 30th day of January, 1997, before me personally came Christopher L.
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Kaiser, to me personally known and known to me to be the person described in and
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who executed the foregoing instrument as Vice President of Wilmington Trust
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Company, not in its individual capacity but solely as Trustee of HFMI Trust, who being by me duly sworn, did depose and say that he resides at Wilmington
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Delaware; that he is the Vice Pres. of Wilmington Trust Company, the Trustee of
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HFMI Trust described in and which executed the foregoing instrument; that the said instrument was signed on behalf of said HFMI Trust by Wilmington Trust Company, as Trustee, by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said Trust.


                                     /s/ Kathleen A. Pedelini
                                     -------------------------
                                            Notary Public

                                          KATHLEEN A. PEDELINI
                                             NOTARY PUBLIC
                                 My Commission Expires October 31, 1998